UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): April 4, 2006

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                     000-33199                 88-0467848
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(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01 ACQUISITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 4, 2006, Manaris Corp. ("Manaris") and its wholly-owned subsidiary, Avensys Inc. ("Avensys"), entered into an Asset Purchase Agreement (the
"Agreement") to acquire the manufacturing assets of ITF Optical Technologies, Inc. ("ITF"). The purchase price to be paid for the manufacturing assets is US $1,493,748 (CAD $1,750,000), comprised of US $640,178 (CAD $750,000) in cash and approximately 2,550,000 shares of Manaris common stock. The Agreement is subject to approval from ITF's shareholders.

In addition, pursuant to the Agreement, ITF's research and development assets and intellectual property rights (the "R&D assets") will be purchased by and combined with Avensys Laboratories, Inc., Avensys' research and development partner. Avensys currently owns 49% of the voting stock of Avensys Laboratories Inc. The purchase price to be paid for the R&D assets is 580,000 shares of common stock and 2,000,000 shares of Class E preferred stock of Avensys
Laboratories Inc. In the aggregate, the shares of Avensys Laboratories Inc. common and preferred stock to be issued pursuant to the Agreement represent 58% of the voting stock of Avensys Laboratories Inc. As a result of the Agreement, Avensys' ownership of the voting stock of Avensys Laboratories Inc. will decrease from 49% to 42%.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

               Exhibit     Description
               -------     -----------

               10.1        Asset Purchase Agreement dated April 4, 2006.

               99.1        Press Release dated April 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MANARIS CORPORATION



Dated: April 10, 2006                  By:  /s/ John G. Fraser
                                            ---------------------
                                            John G. Fraser
                                            President and Chief
                                            Executive Officer